UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): May 5, 2006 (May 5, 2005)


                             ------------------------


                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)


                             ------------------------


                Maryland              1-4141                      13-1890974
(State or other jurisdiction of    (Commission file number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
                             ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

At a meeting held on May 5, 2005, management advised the Audit Committee of the Board of Directors of the Company (the "Audit Committee") that it had made a determination, similar to recent determinations by other publicly-held retail and restaurant companies, that its historical accounting for leases, primarily relating to its accounting for landlord allowances, was not in accordance with generally accepted accounting principles ("GAAP").

At the May 5, 2005 meeting, management and the Audit Committee, in consultation with the Company's independent registered public accounting firm, PricewaterhouseCoopers LLP, discussed these lease accounting issues, and the Audit Committee concurred with management's determination and concluded that the Company's accounting for these items was incorrect and that the Company's previously issued audited consolidated financial statements for fiscal years 2002 and 2003 should be restated.

As a result of the Company's determination to restate its consolidated financial statements as discussed above, the financial statements included in the Company's Annual Report on Form 10-K for its fiscal year ended February 28, 2004, as well as its interim unaudited financial statements for the first three quarters of fiscal 2004, should no longer be relied upon. The Company's Annual Report on Form 10-K for its fiscal year ended February 26, 2005, expected to be filed on or before May 10, 2005, will reflect the restated information for the periods presented therein.

In connection with the Company's restatement of previously issued financial statements, the Company has determined a material weakness existed due to ineffective controls over the selection and application of its lease accounting policies. During the fourth quarter of fiscal year 2004 and prior to February 26, 2005 the Company implemented controls to ensure that all leases are reviewed and accounted for in accordance with GAAP. Accordingly, the Company evaluated its internal controls over the selection and application of lease accounting policies as of February 26, 2005 and has concluded that the material weakness had been remediated as of year-end.

On May 6, 2005, the Company issued a press release describing the matters set forth above, a copy of which is attached as Exhibit 99.1 hereto.



Item 9.01.     Financial Statements and Exhibits.


               (c) Exhibits. The following exhibits are filed herewith:

               Exhibit No.             Description
               ----------              ----------------------------------------
               99.1                    Press Release dated May 6, 2005
                                       ----------------------------------------


                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 6, 2005


                            THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                            By: /s/Mitchell P. Goldstein
                                --------------------------------------------
                          Name:  Mitchell P. Goldstein
                         Title:  Executive Vice President,
                                 Chief Financial Officer and Secretary

                                  EXHIBIT INDEX


Exhibit No.       Description
----------        -----------
99.1              Press release dated May 6, 2005

                                                                   EXHIBIT 99.1


The Great Atlantic & Pacific Tea Company, Inc.
2 Paragon Drive
Montvale, NJ 07645
                                             Investor Contact: William J. Moss
                                                     Vice President, Treasurer
                                                                (201) 571-4019
                                             Press Contact:   Richard De Santa
                                             Vice President, Corporate Affairs
                                                                (201) 571-4495

For Immediate Release
---------------------


              THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
               HAS COMPLETED ITS REVIEW OF LEASE ACCOUNTING

MONTVALE, NJ - May 6, 2005 - The Great Atlantic & Pacific Tea Company, Inc. ("A&P" or the "Company") (NYSE: GAP) today announced that in connection with its preparation of its consolidated financial statements for the year ended February 26, 2005, it completed a review of its historical lease accounting to determine whether its accounting for leases was in accordance with generally accepted accounting principles ("GAAP").

Based upon this review, as well as discussions with the Company's independent auditors and its Audit Committee, the Company determined that its accounting for leases was not in conformity with GAAP. On May 5, 2005, management and the Audit Committee concluded that the Company should restate its previously issued consolidated financial statements for fiscal years 2002 and 2003. As a result of the Company's determination to restate its consolidated financial statements, the financial statements included in the Company's Annual Report on Form 10-K for its fiscal year ended February 28, 2004, as well as its interim unaudited financial statements for the first three quarters of fiscal year 2004, should no longer be relied upon. The Company's Annual Report on Form 10-K for its fiscal year ended February 26, 2005, expected to be filed on or before May 10, 2005, will reflect the restated information for the periods presented therein.

The net cumulative impact of this correction, which was recorded in the fourth quarter of fiscal 2004, was an increase to net loss of $0.8 million ($0.3 million pre-tax). Although the effect of this change did not have a material effect on net loss, it did result in an increase in interest expense with a corresponding reduction in rent expense and a related increase in EBITDA. Fourth quarter interest expense for fiscal 2004 and fiscal 2003 includes $6 million and $5 million, respectively, relating to this change. For the full year, interest expense related to this change includes $25 million and $21 million for fiscal years 2004 and 2003, respectively.

In connection with the Company's restatement of previously issued financial statements, the Company has determined a material weakness existed due to ineffective controls over the selection and application of its lease accounting policies. During the fourth quarter of fiscal year 2004 and prior to February 26, 2005 the Company implemented controls to ensure that all leases are reviewed and accounted for in accordance with GAAP. Accordingly, the Company evaluated its internal controls over the selection and application of lease accounting policies as of February 26, 2005 and has concluded that the material weakness had been remediated as of year-end.

Founded in 1859, A&P, one of the nation's first supermarket chains, is today among North America's largest. The Company operates 647 stores in 10 states, the District of Columbia and Ontario, Canada under the following trade names: A&P, Waldbaum's, The Food Emporium, Super Foodmart, Super Fresh, Farmer Jack, Sav-A-Center, Dominion, The Barn Markets, Food Basics and Ultra Food & Drug.

                            ***************

This release contains forward-looking statements about the future performance of the Company, which are based on Management's assumptions and beliefs in light of the information currently available to it. The Company assumes no obligation to update the information contained herein. These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements including, but not limited to: competitive practices and pricing in the food industry generally and particularly in the Company's principal markets; the Company's relationships with its employees and the terms of future collective bargaining agreements; the costs and other effects of legal and administrative cases and proceedings; the nature and extent of continued consolidation in the food industry; changes in the financial markets which may affect the Company's cost of capital and the ability of the Company to access capital; supply or quality control problems with the Company's vendors; and changes in economic conditions which affect the buying patterns of the Company's customers.